As filed with the Securities and Exchange Commission October 27, 2011

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 341

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 342
_____________________________________________________________________________________________
FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2090

Francine J. Rosenberger, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006

Copies to:
Lina Bhatnagar
Atlantic Fund Administration LLC
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[   ]     immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]     on November 1, 2011 , pursuant to Rule 485, paragraph (b)(1)
[   ]     60 days after filing pursuant to Rule 485, paragraph (a)(1)
[   ]     on                                , pursuant to Rule 485, paragraph (a)(1)
[   ]     75 days after filing pursuant to Rule 485, paragraph (a)(2)
[   ]     on ______ pursuant to Rule 485, paragraph (a)(2)
[   ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered:	Golden Large Cap Core Fund Golden Small Cap Core Fund

Prospectus

.

Golden Large Cap Core Fund Institutional Shares (GLDLX) Investor Shares Golden Small Cap Core Fund Institutional Shares (GLDSX) Investor Shares

November 1, 2011

The Securities and Exchange Commission has
not approved or disapproved of these securities
 or passed upon the accuracy or adequacy of the
 disclosure in this Prospectus. Any representation
 to the contrary is a criminal offense.

Table of Contents

Golden Large Cap Core Fund Summary Section	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Investment Risks	4
Performance Information	5
Management	6
Purchase and Sale of Fund Shares	7
Tax Information	7
Payment to Broker-Dealers and Other Financial Intermediaries	7

Golden Small Cap Core Fund Summary Section	8
Investment Objective	8
Fees and Expenses	8
Principal Investment Strategies	9
Principal Investment Risks	10
Performance Information	11
Management	12
Purchase and Sale of Fund Shares	13
Tax Information	13
Payment to Broker-Dealers and Other Financial Intermediaries	13

Details Regarding Principal Investment Strategies and Risks	14

Golden Large Cap Core Fund	14
Additional Information Regarding Principal Investment Strategies	14
Additional Information Regarding Principal Investment Risks	15

Golden SmallCap Core Fund	18
Additional Information Regarding Principal Investment Strategies	18
Additional Information Regarding Principal Investment Risks	19

Management	22
Investment Adviser	22
Portfolio Manager	23
Other Service Providers	24
Fund Expenses	24

Your Account	25
How to Contact the Funds	25
General Information	25
Buying Shares	29
Selling Shares	34
Exchanging Shares	38
Retirement Accounts	39

Other Information	40

Financial Highlights	42

Golden Large Cap Core Fund Summary Section

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of the amount of shares redeemed, if applicable)	None	None
Exchange Fee (as a percentage of the amount of shares redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.70%	0.95%

Example .

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$72	$224	$390	$871
Investor Shares	$97	$303	$525	$1,166

Portfolio Turnover .

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with large market capitalizations (“80% Policy”) , including companies that are listed both in the U.S. and a foreign jurisdiction (“dual-listed”) . For these purposes, large market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the companies in the S&P 500 Index or the Russell 1000 Index. As of September 30, 2011, the market capitalizations of the companies in the S&P 500 Index ranged from $ 721 million to $ 353.4 billion. As of September 30, 2011, the market capitalizations of the companies in the Russell 1000 Index ranged from $ 383 million to $ 353.4 billion.

The goal of the Fund is to construct an actively managed portfolio of large-cap companies that are undervalued and exhibit the likelihood of meeting or exceeding earnings expectations.

The Adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser’s quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities.  Stocks that are attractively ranked undergo further qualitative analysis. The Adviser’s process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 50 securities that are diversified among major economic sectors.

PRINCIPAL INVESTMENT RISKS

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Market Events Risk. It is important that investors closely review and understand the risks of investing in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

Management Risk. The Fund is actively managed, and its performance, therefore, will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Equity Risk.  The Fund is subject to the risks of broad stock market decline or a decline in particular holdings.  In addition, the value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Common stocks, which are a type of equity security, are generally subordinate to issuers’ other securities, including convertible and preferred securities.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Large Capitalization Company Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion. To the extent that the Fund invests in companies with market capitalizations at the lower range of those considered to be large-cap, the securities of such companies may be more volatile and may experience greater declines in response to selling pressure.

Dual-Listed Securities Risk. Dual-listed securities are subject to the same risks as domestic securities and to additional risks including international trade, currency, political and diplomatic risks.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the annual returns of the Fund’s Institutional Share class. The chart and table provide some indication of the risks of investing in the Fund’s Institutional Share class by showing changes in the performance in the Fund’s Institutional Share class from year to year and how the average annual total returns of the Fund’s Institutional Share class for 1 year , 5 years and since inception compare to the S&P 500 Index, a broad measure of market performance. Updated performance information is made available on a monthly basis and may be obtained by calling (800) 206-8610 (toll free).

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

The calendar year-to-date total return as of September 30, 2011 was -11.93%.

During the periods shown in the chart, the highest quarterly return was 13.68% (for the quarter ended September 30, 2009), and the lowest quarterly return was -19.21% (for the quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

			Since Inception
Institutional Class	1 Year	5 Year	(09/13/2005)
Return Before Taxes	12.00%	1.38%	1.76%
Return After Taxes on Distributions	11.80%	1.23%	1.60%
Return After Taxes on Distributions and Sale of Fund Shares	8.07%	1.17%	1.49%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	2.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Golden Capital Management, LLC (“Adviser”).

Portfolio Manager. Mr. Jeff C. Moser, CFA, Chief Operating Officer   of the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Moser has served as portfolio manager for the Fund since its inception in 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business . You may purchase or redeem shares directly from the Fund by calling (800) 206-8610 (toll free) or writing to the Fund at Golden Large Cap Core Fund , P.O. Box 588 , Portland, Maine, 04112. You may also purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000
Investor Shares
Standard Accounts	$2,500	$500
Retirement Accounts	$2,500	$500

TAX INFORMATION

Shareholders may receive distributions from the Fund , which may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Golden Small Cap Core Fund Summary Section

Investment Objective

The Fund seeks to achieve maximum long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of the amount of shares redeemed, if applicable)	None	None
Exchange Fee (as a percentage of the amount of shares redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.10%	1.35%

Example .

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$112	$350	$606	$1,340
Investor Shares	$137	$428	$739	$1,624

Portfolio Turnover .

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with small market capitalizations (“80% Policy”). For these purposes, small market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the Russell 2000 Index or the S&P SmallCap 600 Index. As of September 30, 2011, the market capitalizations of the companies in the Fund’s primary benchmark, the Russell 2000 Index, ranged from $ 24 million to $3.3 billion. As of September 30, 2011, the market capitalizations of the companies in the Fund’s secondary benchmark, the S&P SmallCap 600 Index, ranged from $ 40 million to $ 5.3 billion.

The goal of the Fund is to construct an actively managed portfolio of small-cap companies that are undervalued and exhibit the likelihood to meet or exceed earnings expectations.

The Adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser’s quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities.  Stocks that are attractively ranked undergo further qualitative analysis. The Adviser’s process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 60 securities that are diversified among major economic sectors.

PRINCIPAL INVESTMENT RISKS

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Market Events Risk. It is important that investors closely review and understand the risks of investing in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

Management Risk. The Fund is actively managed, and its performance, therefore, will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Equity Risk.  The Fund is subject to the risks of broad stock market decline or a decline in particular holdings.  In addition, the value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Common stocks, which are a type of equity security, are generally subordinate to issuers’ other securities, including convertible and preferred securities.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Small Capitalization Companies Risk.  Investing in smaller companies may entail more risk than investing in larger, more established companies. Securities of smaller companies may be less liquid and more difficult to value. In addition, they may be more volatile and the price of smaller companies may decline more in response to selling pressure.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the annual returns of the Fund’s Institutional Share class. The chart and table provide some indication of the risks of investing in the Fund’s Institutional Share class by showing changes in the performance in the Fund’s Institutional Share class from year to year and how the average annual total returns of the Fund’s Institutional Share class for 1 year , 5 years and since inception compare to the Russell 2000 Index, a broad-based measure of market performance. Updated performance information is made available on a monthly basis and may be obtained by calling (800) 206-8610 (toll free).

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

The calendar year-to-date total return as of September 30, 2011 was -14.46%.

During the period shown in the chart, the highest quarterly return was 17.48% (for the quarter ended September 30, 2009), and the lowest quarterly return was -26.58% (for the quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

			Since Inception
Institutional Class	1 Year	5 Year	(09/13/2005)
Return Before Taxes	22.72%	-0.92%	0.37%
Return After Taxes on Distributions	22.72%	-0.97%	0.32%
Return After Taxes on Distributions and Sale of Fund Shares	14.77%	-0.80%	0.30%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	26.86%	4.47%	4.30%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	26.31%	4.64%	4.44%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The return after taxes on distributions and the sale of Fund shares may exceed the return before taxes due to a tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Golden Capital Management, LLC (“Adviser”).

Portfolio Manager. Greg W. Golden, CFA, President and Chief Executive Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Golden has served as portfolio manager for the Fund since its inception in 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business . You may purchase or redeem shares directly from the Fund by calling (800) 206-8610 (toll free) or writing to the Fund at Golden Small Cap Core Fund , P.O. Box 588 , Portland, Maine, 04112. You may also purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000
Investor Shares
Standard Accounts	$2,500	$500
Retirement Accounts	$2,500	$500

TAX INFORMATION

Shareholders may receive distributions from the Fund , which may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Details Regarding Principal Investment Strategies and Risks

GOLDEN LARGE CAP CORE FUND

The investment objective of the Fund is to seek to achieve long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees (“Board”) without a vote of shareholders.

Additional Information Regarding Principal Investment Strategies

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Market Capitalization means the value of a company’s common stock in the stock market.

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with large market capitalizations , including companies that are listed both in the U.S. and a foreign jurisdiction . For these purposes, large market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the companies in the S&P 500 Index or the Russell 1000 Index. The S&P 500 Index is comprised of 500 leading companies in leading industries of the U.S. economy. As of September 30, 2011, the market capitalizations of the companies in the S&P 500 Index ranged from $ 721 million to $ 353.4 billion. The Russell 1000 Index measures the performance of the large capitalization segment of the U.S. equity universe. As of September 30, 2011, the market capitalizations of the companies in the Russell 1000 Index ranged from $ 383 million to $ 353.4 billion.  The Fund will not change its investment policy of investing at least 80% of its net assets in companies suggested by the Fund’s name without providing shareholders with at least 60 days’ notification.

The goal of the Fund is to construct an actively managed portfolio of large-cap companies that are undervalued and exhibit the likelihood of meeting or exceeding earnings expectations.

The Adviser’s Process – Purchasing Portfolio Securities. The Adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser begins with the universe of companies that consists of the top 60% of the largest 3,000 U.S.-listed equity securities by market capitalization, subject to minimum data requirements.  The Adviser’s quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities.  Stocks that are attractively ranked by the total composite model are candidates for purchase.  Such candidates undergo further qualitative analysis, which may include an evaluation of a company’s management strength, products and/or services, competition and risk profile.

Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 50 securities that are diversified among major economic sectors. The Adviser plans to hold each investment long term if such investment continues to satisfy the Fund’s investment criteria.

The Adviser’s Process – Selling Portfolio Securities. The Adviser’s process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in the total composite model. In determining which of these stocks to sell, the Adviser may consider its controls on annual portfolio turnover and whether there are adequate “buy candidates” to maintain proper diversification of the Fund’s portfolio. Before any security is sold, the Adviser performs a review of the company’s fundamental outlook to validate the model’s rankings. Upon the sale of any security, the Adviser seeks to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Fund may invest in accordance with the Fund’s investment restrictions.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information Regarding Principal Investment Risks

General Market Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program, and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

•	The stock market goes down;
•	The stock market does not recognize the value of the stocks in the Fund’s portfolio;
•	Value stocks fall out of favor with the stock market;
•	The Adviser’s strategy may fail to produce the intended results; and
•	The earnings of portfolio companies may decline.

Market Events Risk. Global securities markets have experienced significant volatility in the last several years. Both domestic and international equity and fixed-income markets experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During this time of volatility, the fixed-income markets experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. In some cases, the prices of securities of individual companies were negatively impacted, even though there may have been little or no apparent degradation in the financial conditions or prospects of those companies. The U.S. Federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. The situation in the financial markets has resulted in calls for increased regulation. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was recently signed into law and is expected to be a dramatic revision of the U.S. financial regulatory framework. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. Continuing market problems may have adverse effects on the performance of the Fund.

Management Risk. The Fund is actively managed, and its performance, therefore, will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objectives. The Fund could underperform other mutual funds with similar investment objectives.

Equity Risk. The value of the Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Large Capitalization Company Risk. Securities of companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments. While large capitalization companies tend to be well-established and have a variety of products and business lines that can help them weather bad economic times more easily than smaller companies, some may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies. To the extent that the Fund invests in companies with market capitalizations at the lower range of those considered to be large-cap, an investment in the Fund may be accompanied by additional risks that are often associated with small- to mid-capitalization companies, including more limited product lines, markets and financial resources, which may make those companies relatively more susceptible to economic or market setbacks. For this and other reasons, the prices of the securities of these companies may fluctuate more significantly than the prices of securities of larger capitalization companies. As a result, the price of the Fund’s shares may exhibit a higher degree of volatility than the price of the shares of a fund that does not invest in companies with market capitalizations at the lower range of those considered to be large cap.

Dual-Listed Securities Risk. Because the Fund invests in dual-listed securities, an investment in the Fund may have the following additional risks:

•	Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of dual-listed securities
•	Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of dual-listed securities
•	Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of dual-listed securities
•
Dividends receivable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders

Details Regarding Principal Investment Strategies and Risks

GOLDEN SMALL CAP CORE FUND

The investment objective of the Fund is to seek to achieve maximum long-term total return.  The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees (“Board”) without a vote of shareholders.

Additional Information Regarding Principal Investment Strategies

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Market Capitalization means the value of a company’s common stock in the stock market.

The Fund normally invests at least 80% of its net assets (plus borrowings for Investment purposes) in U.S.-listed equity securities of companies with small market capitalizations. For these purposes, small market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the Russell 2000 Index or the S&P SmallCap 600 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of September 30, 2011, the market capitalizations of the companies in the Russell 2000 Index ranged from $ 24 million to $3.3 billion. The S&P SmallCap 600 Index is a market capitalization weighted index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation. As of September 30, 2011, the market capitalizations of the companies in the S&P SmallCap 600 Index ranged from $ 40 million to $ 5.3 billion.  The Fund will not change its investment policy of investing at least 80% of its net assetsin companies suggested by the Fund’s name without providing shareholders with at least 60 days’ notification.

The goal of the Fund is to construct an actively managed portfolio of small-cap companies that are undervalued and exhibit the likelihood to meet or exceed earnings expectations.

The Adviser’s Process – Purchasing Portfolio Securities. The Adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser’s universe includes U.S.-listed equity securities that are included in the Russell 2000 Index, subject to minimum data requirements.

The Adviser’s quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities.  Stocks that are attractively ranked by the total composite model are candidates for purchase. Such candidates undergo further qualitative analysis, which may include an evaluation of a company’s management strength, products and/or services, competition and risk profile.

Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 60 securities that are diversified among major economic sectors. The Adviser plans to hold each investment long-term if such investment continues to satisfy the Fund’s investment criteria.

The Adviser’s Process – Selling Portfolio Securities. The Adviser’s process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in the total composite model. In determining which of these stocks to sell, the Adviser may consider its controls on annual portfolio turnover and whether there are adequate “buy candidates” to maintain proper diversification of the Fund’s portfolio. Before any security is sold, the Adviser performs a review of the company’s fundamental outlook to validate the model’s rankings. Upon the sale of any security, the Adviser seeks to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Fund may invest in accordance with the Fund’s investment restrictions.

Temporary Defensive Position. In order to respond to adverse market, economic, political  or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information Regarding Principal Investment Risks

General Market Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program, and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund,   or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

•	The stock market goes down;
•	The stock market does not recognize the value of the stocks in the Fund’s portfolio;
•	Value stocks fall out of favor with the stock market;
•	The Adviser’s strategy may fail to produce the intended results; and
•	The earnings of portfolio companies may decline.

Market Events Risk. Global securities markets have experienced significant volatility in the last several years. Both domestic and international equity and fixed-income markets experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During this time of volatility, the fixed-income markets experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. In some cases, the prices of securities of individual companies were negatively impacted, even though there may have been little or no apparent degradation in the financial conditions or prospects of those companies. The U.S. Federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. The situation in the financial markets has resulted in calls for increased regulation. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was recently signed into law and is expected to be a dramatic revision of the U.S. financial regulatory framework. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. Continuing market problems may have adverse effects on the performance of the Fund.

Management Risk. The Fund is actively managed, and its performance, therefore, will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Equity Risk. The value of the Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Small Capitalization Companies Risk. Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies;
•	Smaller companies are more likely to experience changes in earnings and growth prospects than larger, more established companies, and this could have a significant impact on the price of the security;

•	The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested;
•	More limited product lines, markets and financial resources make these companies more susceptible to economic and market setbacks; and
•
At certain times, the stock market may not favor the smaller securities in which the Fund invests. During this time, it would be expected that the Fund could underperform other funds with different investment strategies.

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Management

Each Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board. The Board oversees each Fund and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Funds’ Statement of Additional Information (“SAI”).

Investment Adviser

The Funds’ Adviser is Golden Capital Management, LLC, Five Resource Square, Suite 400; 10715 David Taylor Drive; Charlotte, NC 28262. The Adviser is an SEC-registered investment adviser that specializes in equity strategies for a variety of institutional, fund, high net worth individual and other clients. Employees of the Adviser own, indirectly, 35% of the Adviser’s ownership interests. Wells Fargo & Company (“Wells Fargo”), a large financial services firm, owns, indirectly, 65% of the Adviser’s ownership interests. As of  October 1, 2011, the Adviser had approximately  $6.2 billion in assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Funds. The Adviser receives an annual advisory fee from each Fund at an annual rate equal to 0.70% of Golden Large Cap Core Fund’s average annual daily net assets and 1.10% of Golden Small Cap Core Fund’s average annual daily net assets. For fiscal year ended June 30, 2011, the Funds paid advisory fees of 0.70% and 1.10% of Golden Large Cap Core Fund’s and Golden Small Cap Core Fund’s average daily net assets, respectively. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except portfolio transaction expenses, borrowing costs, interest, taxes, certain compensation and expenses of the Board, any expenses each Fund is authorized to pay under Rule 12b-1, and extraordinary or non-recurring expenses.

The Adviser has contractually agreed to reduce a portion of its fee and reimburse Golden Large Cap Core Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the extent that the total annual fund operating expenses exceed 0.70% and 0.95% for Institutional Shares and Investor Shares, respectively, through at least October 31, 2012. The Adviser has also contractually agreed to reduce a portion of its fee and reimburse Golden Small Cap Core Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the extent that the total annual fund operating expenses exceed 1.10% and 1.35% for Institutional Shares and Investor Shares, respectively, through at least October 31, 2012 (each such contractual agreement, an “Expense Cap”). Either Expense Cap may be changed or eliminated with the consent of the Board of Trustees. Net Annual Fund Operating Expenses of a Fund may increase if exclusions from the relevant Expense Cap apply.

A discussion summarizing the basis on which the Board most recently approved the investment advisory agreement between the Trust and the Adviser is included in the Funds’ annual report for the period ended June 30, 2011.

Portfolio Manager

Greg Golden, one of the two founders of the Adviser, has day-to-day responsibility for managing the Golden Small Cap Core Fund. He has been managing money for more than 21 years and has worked for Golden Capital Management , LLC since 1999. Jeff Moser, the other founder of the Adviser, has day-to-day responsibility for managing the Golden Large Cap Core Fund. Mr. Moser has been managing money for more than 24 years and has worked for Golden Capital Management , LLC since 1999.

Greg W. Golden, CFA, serves as the President and CEO of the Adviser and is a member of the Adviser’s investment team. Prior to founding Golden Capital Management , LLC in 1999, Mr. Golden served as Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee. His past experience includes portfolio management, derivatives management, trading, asset allocation and quantitative analysis. He earned a B.B.A. in Finance from Belmont University in Nashville, TN. He was awarded the Chartered Financial Analyst (CFA) designation in 1999. Mr. Golden is a member of the CFA Institute and the CFA North Carolina Society .

Jeff C. Moser, CFA, serves as Chief Operating Officer and is a member of the Adviser’s investment team. Prior to founding Golden Capital Management , LLC in 1999, Mr. Moser served as Senior Vice President of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC-registered investment adviser wholly owned by Bank of America. Mr. Moser began his career with Bank of America in 1983, where he served in client service and investment management capacities. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a B.S. in Mathematics. He was awarded the Chartered Financial Analyst (CFA) designation in 1989. Mr. Moser is a member of the CFA Institute and the CFA North Carolina Society.

The Funds’ SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of each Fund’s securities by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to each Fund and the Trust and supplies certain officers to the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer , an Anti-Money Laundering Compliance Officer and additional compliance support personnel.

Foreside Fund Services, LLC (the “Distributor”) , the Trust’s principal underwriter , acts as the Trust’s distributor in connection with the offering of each Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares.

The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Adviser is obligated to pay most of each Fund’s operating expenses (see “Management – The Adviser”). Expenses of each Fund include that Fund’s own expenses as well as Trust expenses that are allocated among the Funds and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any agreement to waive fees or reimburse expenses increases the investment performance of the applicable Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current expense reductions and expense reimbursements are reflected in the section “Fees and Expenses.”

Your Account

General Information

How to Contact the Funds

Write to the Funds at:
Golden Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:
Golden Funds
c/o
Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Funds at:
(800) 206-8610 (toll free)

Fax the Funds at:
(207) 347-2195

Email the Funds at:
Golden.ta@atlanticfundservices.com

Wire investments (or ACH payments) to:
Please contact the Transfer Agent at (800) 206-8610 (toll free) to obtain the ABA routing number and the account number for the Fund.

You may purchase or sell (redeem) shares of each Fund class on any day that the NYSE is open for business. Under unusual circumstances, such as in the case of an emergency, each Fund may calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of each Fund class at the next calculated NAV of a share of that Fund class (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved financial intermediary receives your request in good order.   “ Good order ” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents , payment and Medallion Signature Guarantees.  All requests to purchase or sell Fund shares received in good order prior to that Fund’s close will receive that day’s NAV.  Requests received in good order after that Fund’s close or on a day when that Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV.  The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements from the Fund detailing balances and all transactions completed during the prior quarter . Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including   systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges , if applicable.

The Funds reserve the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Funds or their operations.

When and How NAV is Determined. Each class of each Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.   NYSE holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.  To the extent a Fund’s portfolio investments trade in markets on days when a Fund is not open for business, that Fund’s assets may vary on those days.  In addition, trading in certain portfolio investments may not occur on days a Fund is open for business because markets or exchanges other than the NYSE may be closed.

The NAV of each class of each Fund is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the class.

Each Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value , except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time a Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which each Fund’s portfolio securities primarily trade but before the time as of which each Fund calculates its NAV.

If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, that Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Golden Small Cap Core Fund invests in the securities of smaller companies. The Golden Small Cap Core Fund’s investment in securities of smaller companies could require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

Transactions through Financial Intermediaries. The Funds have authorized certain financial intermediaries, including the designees of such entities , to accept purchase, redemption and exchange orders on the Funds’ behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different than the policies and fees of the Fund s . Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of regular trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed the same day at that day’s NAV. To ensure that this occurs, the financial intermediaries are responsible for transmitting all orders to each Fund in compliance with their contractual deadlines.

Payments to Financial Intermediaries. Each Fund and its affiliates (at their own expense) may pay compensation to such financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund platform or a similar program sponsor or for services provided in connection with such platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in that Fund.  To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds’ transfer agent or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares.

For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of that Fund, or a certain class of shares of a Fund, over other potential investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of that Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. The Trust ’s Anti-Money Laundering Program is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law , (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ SAI.

Choosing a Share Class

The following is a summary of the differences between Institutional Shares and Investor Shares of the Funds. Currently, Investor Shares are not offered for sale.

Institutional Shares. Institutional Shares of the Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts.  Institutional shares are sold without the imposition of initial sales charges and are not subject to any Rule 12b-1 fees.

Investor Shares. Investor Shares of the Funds are sold to retail investors who invest in a Fund directly or through a fund supermarket or other investment platform.  Investor Shares are sold without the imposition of initial sales charges and are subject to a Rule 12b-1 fee of up to 0.25% of each Fund’s average daily net assets.  A lower minimum additional investment is required to purchase Investor Shares.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$2,500	$2,500
Minimum Additional Investment	$1,000	$500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Procedures, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).  The Funds and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of a Fund.

Checks. Checks must be made payable to “Golden Funds.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Golden Funds.” A $20 charge may be imposed on any returned checks.

ACH. ACH refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your U.S. f inancial institution may charge you a fee for this service.

Wires. Instruct your U.S. financial institution with which you have an account to make a federal funds wire payment to us. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Funds accept investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000
Investor Shares
Standard Accounts	$2,500	$500
Retirement Accounts	$2,500	$500

Each Fund reserves the right to waive initial minimum investment amounts , if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth Individual Retirement Accounts (“IRA”) in order to meet minimum investment amounts.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and may have tax benefits.	• Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. • The custodian must sign in a manner indicating custodial capacity.
Corporations/Other
•   The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or a secretary’s certificate.

Trusts	• The trust must be established before an account can be opened. • The trust must provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, a Fund will ask for your first and last name, U.S. tax payer identification number (“TIN”) , physical street address, date of birth, and other information or documents that will allow a Fund to identify you.  If you do not supply the required information, a Fund will attempt to contact you or, if applicable, your financial adviser. If a Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

A Fund will try to verify your identity within a timeframe established in its sole discretion. If a Fund cannot do so, each Fund reserves the right to redeem your investment at the next NAV calculated after that Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares . You will be subject to any related taxes and will not be able to recoup any redemption fees assessed , if applicable . If a Fund has not yet received payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders. The Funds require that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) to open an account with a Fund.

Investment Procedures. The following table describes the procedures for investing in each Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.
By Check
•   Call or write the Fund for an account application.
•   Complete the application (and other required documents, if applicable).
•   Mail the Fund your original application (and other required documents, if applicable) and a check.
By Check • Fill out an investment slip from a confirmation or write the Fund a letter. • Write your account number on your check • Mail the Fund the investment slip or your letter and the check.

How to Open an Account	How to Add to Your Account
By Wire
•   Call or write the Fund for an account application.
•   Complete the application (and other required documents, if applicable).
•   Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.
•   Mail the Fund your original application (and other required documents, if applicable)
•   Instruct your financial intermediary to wire your money to the Fund.
By Wire • Instruct your U.S. financial institution to wire your money to the Fund.
By ACH Payment
•   Call or write the Fund for an account application.
•   Complete the application (and other required documents, if applicable).
•   Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.
•   Mail the Fund your original application (and other required documents, if applicable)
•   The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application. ACH purchases are limited to $25,000 per day.

By ACH Payment
•   Call to request a purchase by ACH payment.
•   The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application. ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $250 per occurrence. If you wish to enroll in the systematic investment plan, complete the appropriate section on the account application.  Your signed account application must be received at least three business days prior to the initial transaction.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the systematic investment plan by notifying the Funds sufficiently in advance of the next withdrawal.

The systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher.  Please call (800) 206-8610 (toll free) for additional information regarding the Funds’ systematic investment plan.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is each Fund’s policy to discourage short-term trading. Frequent trading in a Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies, may interfere with the management of a Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, each Fund may incur expenses buying and selling portfolio securities, and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel, restrict or reject without any prior notice any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio and purchase orders not accompanied by payment.

Because a Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, a Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

Each Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect a Fund or its operations.

Canceled or Failed Payments. Each Fund accepts checks and ACH payments at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two (2) business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by a Fund or the transfer agent, and a Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV.   The right of redemption may not be suspended, except for any period during which:  (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”)   determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

If a Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days .

How to Sell Shares from Your Account
Through a Financial Intermediary
•	If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
By Mail
•	Prepare a written request including:
	•	your name(s) and signature(s) ;
	•	your account number ;
	•	the Fund name and class ;
	•	the dollar amount or number of shares you want to sell ;
	•	how and where to send the redemption proceeds ;
	•	a Medallion S ignature G uarantee (if required) ; and
	•	Obtain other documentation (if required) .
•	Mail the Fund your request and documentation.
By Telephone
•	Call the Fund with your request , unless you declined telephone redemption privileges on your account application .
•	Provide the following information:
• your account number ;
• exact name(s) in which the account is registered ; and
• Additional form of identification .
•	Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.
By Systematic Withdrawal
•	Complete the systematic withdrawal section of the application.
•	Attach a voided check to your application.
•	Mail you’re the completed application to the Fund.
•	Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. P ayments for systematic withdrawals are sent by check to your address of record, or, if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application.  The plan may be terminated or modified by a shareholder or the Funds at any time without charge or penalty.  You may terminate your participation in the plan at any time by contacting the Funds sufficiently in advance of the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes.  Please call (800) 206-8610 (toll free) for additional information regarding the Funds’ systematic withdrawal plan.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. W ritten instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;
•	changes to a shareholder’s record name or account registration;
•	p aying redemption proceeds from an account for which the address has changed within the last 30 days ;
•	s ending redemption and distribution proceeds to any person, address or financial institution account not on record ;
•	s ending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
•	a dding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account .

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, a Fund may ask you to increase your balance. If after 60 days, the account value is still below the minimum balance, the Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares	Investor Shares
Golden Large Cap Core Fund
Standard Accounts	$1,000	$1,000
Retirement Accounts	$500	$500
Golden Small Cap Core Fund
Standard Accounts	$1,000	$1,000
Retirement Accounts	$500	$500

Redemptions in Kind. Pursuant to an election filed with the SEC, each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. If a Fund shareholder redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from a Fund. Please see the Funds’ SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the relevant Fund .  In addition, the amount of any outstanding checks (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance , but will be held in a  different account . Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Rule 12b-1 and Other Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Funds pay the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts. Because Investor Shares pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Funds may pay service fees to financial intermediaries for administration, record keeping and other shareholder services associated with shares held of record in omnibus or other group accounts or accounts traded through registered securities clearing agents.

Exchanging Shares

You may exchange Fund   shares for shares of other Golden Funds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. F unds available for exchange may not be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange into a fund that imposes a sales charge, you may have to pay that fund’s sales charge at the time of the exchange.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange

Through a Financial Intermediary
• Contact your financial intermediary by the method that is most convenient for you .

By Mail
• Prepare a written request including:
•  y our name(s) and signature(s) ;
•  y our account number ;
•  t he names of each fund you are exchanging ;
•   t he dollar amount or number of shares you want to sell (and exchange) ;
•   a Medallion Signature Guarantee, if required; and
•   other documentation (if required).
•  Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.
• Mail the Fund your request and   d ocumentation.

By Telephone
• Call the Fund with your request , unless you declined telephone redemption privileges on your account application .
• Provide the following information:
•  y our account number ;
•  e xact name(s) in which account is registered ; and
•  a dditional form of identification .

Retirement Accounts

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs, also known as “Qualified Retirement Accounts.” Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is attributed.

Other Information

Distributions and Dividend Reinvestments

The Funds declare distributions from net investment income and pay those distributions annually. Any net capital gain realized by the Funds will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each, a “distribution”) reinvested in additional shares of a Fund. If you choose this option, or if you do not indicate any choice, your distribution will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions from non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes

Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

A Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. A Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2012. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution reduces the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) or exchange of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of any net capital gain distributions with respect to those shares.

A Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide that Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

After December 31 of each year, each Fund will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in a Fund, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Golden Large Cap Core Fund and the Golden Small Cap Core Fund for the past five years. Certain information reflects financial results for a single Fund share of the Institutional Share class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year s ended June 30, 2009 through June 30, 2011 have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report dated June 30, 2011, which is available upon request. The information for the fiscal years ended June 30, 2007 through June 30, 2008 was audited by the Funds’ previous independent public accounting firm. Financial information of the Investor S hare class is not shown as such class was not offered during the period.

	For the Years Ended June 30,
	2011	2010	2009	2008	2007
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Year	$8.72	$8.04	$10.82	$12.24	$10.31
INVESTMENT OPERATIONS
Net investment income (a)	0.11	0.12	0.14	0.12	0.10
Net realized and unrealized gain (loss)	2.40	0.69	(2.81)	(1.45)	1.88
Total from Investment Operations	2.51	0.81	(2.67)	(1.33)	1.98
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.13)	(0.13)	(0.11)	(0.09)	—
Net realized gain	—	—	—	— (b)	(0.05)
Total Distributions to Shareholders	(0.13)	(0.13)	(0.11)	(0.09)	(0.05)
NET ASSET VALUE, End of Year	$11.10	$8.72	$8.04	$10.82	$12.24
TOTAL RETURN	28.85%	9.90%	(24.65)%	(10.90)%	19.20%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$142,756	$156,712	$160,219	$133,917	$129,124
Ratios to Average Net Assets:
Net investment income	1.04%	1.33%	1.66%	1.06%	0.89%
Net expense	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expense (c)	0.70%	0.70%	0.70%	0.70%	0.71%
PORTFOLIO TURNOVER RATE	57%	49%	40%	46%	56%

	For the Years Ended June 30,
	2011	2010	2009	2008	2007
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Year	$7.90	$6.98	$11.09	$13.60	$11.40
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)	(0.03)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	3.22	0.95	(4.09)	(2.36)	2.24
Total from Investment Operations	3.20	0.92	(4.11)	(2.40)	2.20
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—	—	—	(0.11)	—
NET ASSET VALUE, End of Year	$11.10	$7.90	$6.98	$11.09	$13.60
TOTAL RETURN	40.51%	13.18%	(37.06)%	(17.66)%	19.30%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$53,300	$104,235	$131,370	$209,709	$197,131
Ratios to Average Net Assets:
Net investment income	(0.20)%	(0.39)%	(0.28)%	(0.38)%	(0.30)%
Net expense	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expense (c)	1.10%	1.10%	1.10%	1.11%	1.11%
PORTFOLIO TURNOVER RATE	55%	55%	95%	72%	55%
(a)		Calculated based on average shares outstanding during the year.
(b)		Less than $0.01 per share.
(c)		Reflects the expense ratio excluding any waivers and/or reimbursements.

Golden Large Cap Core Fund Institutional Shares Investor Shares Golden Small Cap Core Fund Institutional Shares Investor Shares

Annual/Semi-Annual Reports

Additional information about the Funds’ investments will be available in the Funds’ annual/semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (“SAI”) The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You may obtain free copies of the annual/semi-annual reports (when available), the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

Golden Funds
P.O. Box 588
Portland, Maine 04112
(800) 206-8610 (toll free)

The annual/semi-annual reports and the SAI are not available on the Funds’ website as the Funds do not maintain a website at this time.

Distributor: Foreside Fund Services, LLC
www.Foreside.com

Securities and Exchange
Commission Information

You  may also review the Funds’ annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520
Email address: publicinfo@sec.gov

Fund information, including copies of the annual/semiannual reports and the SAI, is available on the SEC’s Web site at www.sec.gov.

Investment Company Act File No. 811- 0 3023

213-PRU-1111

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2011

Golden Large Cap Core Fund
Institutional Shares (GLDLX)
Investor Shares

Golden Small Cap Core Fund
Institutional Shares (GLDSX)
Investor Shares

Investment Adviser:

Golden Capital Management, LLC
Five Resource Square, Suite 400
10715 David Taylor Drive
Charlotte, North Carolina 28262

Account Information and Shareholder Services:

Atlantic Fund Services
P.O. Box 588
Portland, ME  04112
(800) 206-8610

This Statement of Additional Information ( the “SAI”) supplements the Prospectus dated, November 1, 2011, as may be amended from time to time, offering shares of the Golden Large Cap Core Fund and Golden Small Cap Core Fund, each a separate series of Forum Funds, a registered, open-end management investment company.  This SAI is not a prospectus. This SAI should only be read in conjunction with the Prospectus.  You may obtain the Prospectus, without charge, by contacting Atlantic Fund Services (“Atlantic”) at the address or telephone number listed above. This SAI is incorporated herein by reference in the Fund’s Prospectus.  In other words, it is legally a part of the Prospectus.

Financial statements for the Funds for the fiscal period ended June 30, 2011, are included in the Annual Report to shareholders and are incorporated by reference into, and legally a part of, this SAI.  Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic at the address or telephone number listed above.

Table of Contents
Investment Policies and Risks	1
A. Securities Ratings Information	1
B. Equity Securities	1
C. Debt Securities	3
D. Options and Futures	5
E. Illiquid and Restricted Securities	6
F. Leverage Transactions	7
G. Foreign Securities	8
H. Core and Gateway ®	9
I. Securities of Investment Companies	9
J. Cash or Cash Equivalents	10
K. Temporary Defensive Position	10
Investment Limitations	10
Board o f Trustees, Management and Service Providers	12
A. Board o f Trustees	12
B. Principal Officers o f the Trust	16
C. Ownership of Securities of the Adviser and Related Companies	17
D. Information Concerning Trust Committees	17
E. Compensation of Trustees and Officers	17
F. Investment Adviser	18
G. Distributor	20
H. Other Fund Service Providers	21
Portfolio Transactions	23
A. How Securities are Purchased a nd Sold	23
B. Commissions Paid	23
C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	23
D. Counterparty Risk	24
E. Transactions through Affiliates	24
F. Other Accounts of the Adviser	24
G. Portfolio Turnover	24
H. Securities or Regular Broker-Dealers	24
I. Portfolio Holdings	25
Purchase a nd Redemption Information	26
A. General Information	26
B. Additional Purchase Information	26
C. Additional Redemption Information	26

Taxation	27
A. Qualification as a Regulated Investment Company	27
B. Fund Distributions	28
C. Certain Tax Rules Applicable to Fund Transactions	29
D. Federal Excise Tax	30
E. Redemption of Shares	31
F. Backup Withholding	31
G. State and Local Taxes	31
H. Foreign Income Tax	31
Other Matters	32
A. The Trust and its Shareholders	32
B. Fund Ownership	32
C. Limitation on Shareholders’ and Trustees’ Liability	33
D. Proxy Voting Procedures	33
E. Code o f Ethics	33
F. Registration Statement	33
G. Financial Statements	33
Appendix A – Description o f Securities Ratings	A-1
Appendix B – Miscellaneous Tables	B-1
Appendix C – Proxy Voting Procedures	C-1

Investment Policies and Risks

Each Fund is a diversified series of Forum Funds, a Delaware statutory trust ( the “ Trust ”) . The following are descriptions of permitted investments and investment practices of Golden Large Cap Core Fund and Golden Small Cap Core Fund (each a “Fund” and together the “Funds”) and the associated risks. The Funds will invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with each Fund’s investment objective. Each Fund offers Institutional Shares. Currently, Investor Shares are not offered for sale. Please see the   Prospectus for a discussion of each Fund’s investment objective, principal investment strategies and principal risks of investing in the Funds.

A.	Security Ratings Information

The Funds’ investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Funds hold.  To limit credit risk, the Funds may only invest in: (1) convertible and other debt securities that are rated “Baa” or higher by Moody’s Investor Service, Inc. (“Moody’s”) or “BBB” or higher by Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“ S&P ”) at the time of purchase; and (2) preferred stock rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase.  The Funds may purchase unrated convertible securities if, at the time of purchase, Golden Capital Management, LLC ( the “ Adviser ”) believes that they are of comparable quality to rated securities that the Funds may purchase.  Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities included in Appendix A to this SAI.  The Funds may use these ratings to determine whether to purchase, sell or hold a security.  The Funds may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of a Fund.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.   Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Ratings are general and are not absolute standards of quality.  The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings.  An issuer’s current financial condition may be better or worse than a rating indicates.

B.	Equity Securities

1.	General

Common and Preferred Stock.  Each Fund may invest in common and preferred stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company because it is typically subordinate to other securities issued by an issuer.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Securities.  Each Fund may invest in convertible securities.  Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future.  A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities have unique investment characteristics in that they generally:  (1) have higher yields than the underlying common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to

1

fluctuation in value than the underlying common stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, a Fund holding such convertible security will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants.  Each Fund may invest in warrants.  Each Fund’s investments in warrants shall be limited to (1) not more than 5% of the value of the Fund’s net assets (valued at the lower of cost or market); or (2) not more than 2% of the value of the Fund’s net assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.  Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time.  The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Depositary Receipts.  Each Fund may invest in depository receipts.  A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security.  Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. The Funds may invest up to 10% of their assets in Depositary Receipts.  ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.  EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.  Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

2.	Risks

Common and Preferred Stock.  The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.  If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts.  Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. The securities underlying depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of depositary receipts representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

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C.	Debt Securities

1.	General

The Funds may invest in debt securities including corporate debt obligations and U.S. Government Securities.

Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.  In addition, the Funds may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds).  Each Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars.  The Funds may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an organization providing ratings or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances.  The Funds may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade.  Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance.

U.S. Government Securities.  The Funds may invest in U.S. Government Securities.  U.S. Government Securities include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal Home Loan Banks).  These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.  In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”).  The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury continues its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at Freddie Mac and Fannie Mae through its preferred stock purchases through 2012, no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down

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Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

The Funds may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

The Funds may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

2.	Risks

General. The market value of the interest-bearing fixed income securities held by a Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. A Fund’s investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, the Funds will generally buy debt securities that are rated by an organization providing ratings in the top four long-term rating categories or in the top two short-term rating categories.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund.

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Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

D.	Options and Futures

1.	General

Each Fund may seek to hedge against either a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase by purchasing and writing (selling) covered options on securities in which it invests and on any securities index based in whole or in part on securities in which the Fund may invest.  The Funds may also buy and sell stock index futures.  Both Funds may purchase and sell futures contracts on Treasury bills, Treasury bonds and other financial instruments and may write covered call options and purchase and sell out and call options on those futures contracts.  The Funds may only invest in options traded on an exchange or in an over-the-counter market.

The Trust, on behalf of the Funds, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Funds are not subject to registration or regulation as a commodity pool operator under the Act.

2.	Options and Futures Strategies

Options on Securities.  A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price.  A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price.  The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Futures.  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts.  A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price.  An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.	Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions.  These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the

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general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund.  In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day.  A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.  There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.  A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.  A Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund’s yield.

E.	Illiquid and Restricted Securities

1.	General

A Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  The Fund has a non-fundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities.  Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities that cannot be disposed of within seven days at their then-current value; and (4) securities subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, including rules and resolutions as promulgated thereunder (the “ 1933 Act ”) (“R estricted S ecurities”).

An institutional market has developed for certain R estricted S ecurities.   For example, such securities may be eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions . Accordingly, contractual or legal restrictions on their resale may not be indicative of the liquidity of the security. The Funds may consider these and other securities as liquid pursuant to guidelines adopted by the Board .

2.	Risks

Any security, including securities determined by the Adviser to be liquid, can become illiquid.  Limitations on resale may have an adverse effect on the marketability of a security.  The Funds may also have to register a restricted security in order to dispose of it, resulting in expense and delay.  A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience a loss or have difficulty satisfying redemptions.  There can be no assurance that a market will exist for any illiquid security at any particular time.

3.	Determination of Liquidity

The Board of Trustees of the Trust (the “Board”) has the ultimate responsibility for determining whether specific securities are liquid and has delegated this responsibility to the Adviser, pursuant to guidelines approved by the Board.  The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board.  The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:  (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

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F.	Leverage Transactions

1.	General

The Funds may use leverage insofar as they may purchase securities for investment while borrowings are less than 10% of total assets.  Leverage transactions include borrowing for other than temporary or emergency purposes. Leverage involves special risks and may involve speculative investment techniques.  Leverage exists when cash made available to a Fund through an investment technique, such as lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis, is used to make additional Fund investments.  The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Senior Securities. Subject to Section 18(f)(1) of the Investment Company Act of 1940, as amended, and including rules and regulations, U.S. Securities and Exchange Commission (“SEC”) interpretations and any exemptive order or interpretive relief applicable to the Fund (“ 1940 Act ”) , the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money in amounts up to 33 1/3% of total assets (computed at the time of the borrowing) to satisfy redemption requests.  The Fund may also borrow money in amounts up to 10% of total assets for other temporary or emergency purposes.  Reverse repurchase agreements are considered to be borrowings and, therefore, are subject to these limits.  The Fund may not purchase securities for investment while borrowings equal to 10% or more of its total assets are outstanding.

A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s net asset value per share (“ NAV ”) . A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment basis” (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future. Each Fund may pledge securities, and purchase securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation with up to 10% of its total assets.

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When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Pledging.  The Fund may pledge, mortgage or hypothecate its assets, including to secure permitted indebtedness.  If the Fund were to pledge assets, it could pledge no more than 10% of its assets.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a pledge, mortgage or hypothecation of assets for purposes of this limitation.

2.	Risks

Leverage creates the risk of magnified capital losses.  Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund.  Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.  So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.  In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets.  The Fund s will comply with SEC guidelines regarding segregation for investments made per these strategies and, if the guidelines require, will designate on the Funds ’ books or maintain in a segregated account cash and liquid assets in the prescribed amount, which will be marked to market daily.

G.	Foreign Securities

The Funds may invest up to 20% of its total assets in foreign securities which may be denominated in foreign currencies.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you.  Commission rates payable on foreign transactions are generally higher than in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency

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markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Dual-Listed Securities. The Fund may invest in dual-listed securities. The Fund limits the amount of its total assets that may be invested in dual-listed securities to 20%. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from dual-listed securities may be received and realized in foreign currencies, and each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require that Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, that Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H.	Core and Gateway®

The Funds may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund’s shareholders.  The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

I.	Securities of Investment Companies

Open-End and Closed-End Investment Companies.  The Fund may invest in shares of open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act.  Under the 1940 Act, the Fund’s investments in such securities is generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally.  Shares of an exchange traded fund (“ETF”) that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations and shares of money market funds are generally excluded from such restrictions.

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Risks.  The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company.  To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Funds.  The Fund may invest in ETFs, which are registered investment companies that are bought and sold on a securities exchange.  A Fund may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer.  Most ETFs and ETNs are designed to track a particular market segment or index.  ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.  When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks.  The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

J.	Cash or Cash Equivalents

The Funds may invest a significant portion of its total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes is their fair intrinsic value.

K.	Temporary Defensive Position

Each Fund may assume a temporary defensive position and may invest in money market instruments that are of prime quality.  Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an organization providing ratings or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Funds may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.

The money market instruments in which each Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Board may authorize future investments in other securities not listed in the SAI.

Investment Limitations

Except as required by the 1940 Act or the Internal Revenue Code of 1986, as amended, the rules thereunder, U.S. Internal Revenue Service (“IRS”) interpretations and any similar authority upon which the Funds may rely ( the “ Code ”) , such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

The Funds’ investment objectives cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  A

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non-fundamental policy of either Fund may be changed by the Board without shareholder approval.  A Fund, however, must provide 60 days’ prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments (“80% Policy”).  If a Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A.	Fundamental Limitations

The Funds have adopted the following investment limitations that cannot be changed by the Board without shareholder approval.  A Fund may not:

1.	Borrowing

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).

2.	Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3.	Diversification

With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4.	Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

5.	Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

6.	Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7.	Purchases and Sales of Commodities

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

8.	Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 (“1940 Act”) and except that the Fund may borrow money subject to investment limitations specified herein and in the Fund’s Prospectus.

9.	Oil, Gas & Mineral Exploration

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

B.	Non-Fundamental Limitations

The Funds have adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval.  A Fund may not:

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1.	Pledging

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness.  The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2.	Margin and Short Sales

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

3.	Borrowing

Purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund’s total assets.

4.	Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as:  (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“Restricted Securities”) that are not readily marketable.  The Fund may treat certain R estricted S ecurities as liquid pursuant to guidelines adopted by the Board.

5.	Investment in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

6.	Warrants

Invest in warrants if: (1) more than 5% of the value of the Fund’s net assets will be invested in warrants (valued at the lower of cost or market); or (2) more than 2% of the value of the Fund’s net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.  For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

Board of Trustees, Management and Service Providers

A.	Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law, Delaware law and the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”).  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters .

Trustees who are not interested persons of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (“ Independent Trustees ”), constitute at least two-thirds of the Board members . J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other t rustees, the Trust’s officers, other management personnel and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

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The t rustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized on pages 15 and 16.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of t rustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the t rustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The t rustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each t rustee serves until his or her death, resignation or removal and replacement. The address for all t rustees is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services)(“Atlantic” or the “Administrator”) .

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen By Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	23	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.	23	0

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen By Trustee	Other Directorships Held by Trustee
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	23	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience, Kansas City Mo. since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008	23	0
Interested Trustee
John Y. Keffer 1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	23	Director, Wintergreen Fund, Inc.

1   Atlantic is a subsidiary of Forum Holdings Corp. I , a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each t rustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

J. Michael Parish: Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc., and a private university; and multiple years of service as a t rustee and as Independent Chair. Mr. Parish also served as a t rustee of Monarch Funds, a Massachusetts business trust and open-end, management investment company, from 2003 to 2009.

Costas Azariadis: Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a t rustee. Mr. Azariadis also served as a t rustee of Monarch Funds from 2003 to 2009.

James C. Cheng: Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as co-founder of an information technology firm; experience as a consultant; and multiple years of service as a t rustee. Mr. Cheng also served as a t rustee of Monarch Funds from 2003 to 2009.

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David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute ("ICI"); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual's board of directors.  Mr. Tucker also serves as a director of two charitable organizations in the metropolitan Kansas City area.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a t rustee. Mr. Keffer also served as a t rustee of Monarch Funds from 2003 to 2009 and continues to serve as an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight .

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund s , is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Funds’ investments.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the Trust’s CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Funds. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of Funds’ advisory agreement with the Adviser. Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Funds under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of the Adviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

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Trustee Ownership in the Funds and in Other Series of the Trust .

Trustees	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2010	Aggregate Dollar Range of Ownership as of December 31, 2010 in all Registered Investment Companies Overseen by Trustee in the Trust
Independent Trustees
J. Michael Parish	None	Over $100,000
Costas Azariadis	None	None
James C. Cheng	None	None
David Tucker	None	None
Interested Trustee
John Y. Keffer	None	$10,001-$50,000

B.	Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their year of birth, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each Officer is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003–2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007–2009; Associate Counsel, Investors Bank & Trust Co. 2006–2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

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C.	Ownership of Securities of the Adviser and Related Companies

As of  December 31, 2010, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D.	Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng , Parish and Tucker , constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.  During the fiscal year ended June 30, 2011 , the Audit Committee met 4 times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish and Tucker , constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all t rustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider any nominees for t rustee s recommended by security holders.  During the fiscal year ended June 30, 2011, the Nominating Committee did not meet.

Valuation Committee. The Trust’s Valuation Committee, which meets when necessary, consists of Messrs.  Azariadis, Cheng, Keffer, Parish or Tucker , the President or the Treasurer, a representative of Atlantic in its capacity as the fund accountant (“ Fund Accountant ”) and, if needed, a portfolio manager or a senior representative of the investment advisers to the Trust series holding securities that require fair valuation.   Pursuant to the Trust’s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Funds’ shares and the activities of the Fund Accountant and the Adviser in connection with the valuation of the Funds’ portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these Procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities. During the fiscal year ended June 30, 2011, the Valuation Committee met 156 times.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng , Parish and Tucker , constituting all of the Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year ended June 30, 2011, the QLCC did not meet.

E.	Compensation of Trustees and Officers

Each Independent Trustee is paid an annual fee of $45,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66,000.   In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The t rustees and Chairman may receive additional fees for special Board meetings. Each t rustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a t rustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each t rustee by each Fund and the Fund Complex for the fiscal year ended June 30, 2011.

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Trustee	Aggregate Compensation from the Golden Large Cap Core Fund	Aggregate Compensation from the Golden Small Cap Core Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust
J. Michael Parish	$2,123	$1,193	N/A	$63,750
Costas Azariadis	$1,431	$802	N/A	$43,000
James C. Cheng	$1,431	$802	N/A	$43,000
David Tucker1	$0	$0	N/A	$0
John Y. Keffer	$0	$0	N/A	$0

1 David Tucker was appointed as an Independent Trustee on September 16, 2011.

F.	Investment Adviser

Services of Adviser . The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing a Fund’s investments and effecting portfolio transactions for a Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser . The Adviser is a Delaware limited liability company. Golden Capital Management, LLC, was originally organized as a division of Smith Asset Management in 1999. In December 2000, the firm began doing business as Golden Capital Management, LLC. The managing member of the Adviser is GCM Partners, Inc., which is controlled by the Funds’ Portfolio Managers, Greg W. Golden and Jeff C. Moser.

GCM Partners, Inc., owns 35% of the Adviser’s ownership interests. Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company, a large U.S. financial services firm headquartered in San Francisco, California, owns 65% of the Adviser’s ownership interests and is an affiliate of the Adviser.

Wells Fargo Bank, N.A., and another wholly-owned subsidiary of Wells Fargo & Company have entered into an agreement with GCM Partners, Inc., pursuant to which that subsidiary may acquire the remainder of the ownership interests in the Adviser through subsequent transactions is stages from December 31, 2015 through December 31, 2016. If the transactions contemplated by that agreement occur, the Adviser will become indirectly wholly-owned by Wells Fargo & Company and may be deemed to have undergone a change in control. Under such circumstances, the advisory agreement between the Adviser and the Trust will terminate and shareholders will need to approve a new agreement.

Information Concerning Other Accounts Managed by Portfolio Managers . The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2011:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Greg W. Golden	0	0	850 ( $921 million )	0	0	1 ( $48 million)
Jeff C. Moser	1 ( $176 million)	0	2,696 ( $1.1 billion)	0	0	0

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Conflicts of Interest . Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  The Adviser employs a common research platform to evaluate all securities managed for its clients, and the Adviser may determine to trade the same security for several accounts and/or client groups at or around the same time. In an effort to assure that trade orders for different clients and client groups are executed in a fair order over the long term, the Adviser may implement a procedure that places all client groups in random sequence for trade execution. Whenever trades are executed on a rotational basis, there exists the possibility that any particular group of trades will receive a higher or lower execution price than another group in the rotation. In addition, the Adviser allocates trades within client groups on a pro-rata basis in an effort to assure equitable implementation across client accounts within each trade group. The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of a Fund and/or other account.

The Adviser has various soft dollar arrangements with registered broker-dealers pursuant to which it obtains research and related trading services that are used to manage client accounts, including the Funds.  While the services that are paid for with soft dollars are selected because the Adviser believes that they will add value to client accounts, the use of client commissions to pay for such services creates a conflict of interest.  The soft dollar services furnished by brokers may be used in servicing any or all accounts, and services obtained from one client may be used in connection with accounts that do not provide any soft dollar benefits to the Adviser.  For example, wrap programs and directed brokerage accounts, which constitute a substantial portion of the Adviser’s assets under management, typically do not generate soft dollar benefits for the Adviser, but those accounts may benefit from soft dollars generated by other accounts, including the Funds.

Information Concerning Compensation of Portfolio Managers . The Adviser has provided the following information regarding Portfolio Manager compensation as of June 30, 2011.

The Portfolio Managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards, incentive compensation and participation in the firm’s 401(k) profit sharing plan and profit incentive plans.  Individual compensation amounts are influenced by client retention, asset growth, individual performance and the profitability of the Adviser. The Adviser currently does not have a precise formula for attributing weights to each of these criteria in determining total compensation. Messrs. Golden and Moser own, indirectly, a substantial portion of the Adviser’s membership interests and, accordingly, participate in the success of the Adviser through their ownership interest in the firm.

Portfolio Managers Ownership in the Funds . The Adviser has provided the following information regarding Portfolio Managers’ ownership in the Funds.

Portfolio Manager	Dollar Range of Beneficial Ownership in the Golden Large Cap Core Fund as of June 30, 2011	Dollar Range of Beneficial Ownership in the Golden Small Cap Core Fund as of June 30, 2011
Greg Golden	$0	$0
Jeff C. Moser	$100,001-$500,000	$100,001-$500,000

Fees . Pursuant to the Advisory Agreement, the Adviser receives an annual advisory fees from each Fund at an annual rate of 0.70% of the average daily net assets of Golden Large Cap Core Fund and 1.10% of the daily net assets of Golden Small Cap Core Fund .   Based on contractual waivers through October 31, 2012, the Adviser has agreed to waive its advisory fee and reimburse the Funds’ expenses to the extent that the total annual operating expenses exceed the levels listed below:

    Golden Large Cap Core Fund – Institutional Shares – 0.70%
    Golden Large Cap Core Fund – Investor Shares – 0.95%
    Golden Small Cap Core Fund – Institutional Shares – 1.10%
    Golden Small Cap Core Fund – Investor Shares – 1.35%

The contractual waivers may be changed or eliminated with the consent of the Board at any time.

The advisory fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Adviser’s fee is paid monthly based on average net assets for the previous month.  Under the terms of the Advisory Agreement, the Adviser provides investment advisory services to the Funds and is

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obligated to pay all expenses of the Funds except brokerage costs, commissions, borrowing costs, taxes, certain compensation and expenses of the t rustees of Forum Funds, any expenses it is authorized to pay under Rule 12b-1 and extraordinary and non-recurring expenses.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invest in a Fund.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Funds to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending upon the Fund’s commencement of operations).

Advisory Agreement . The Funds’ Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the t rustees who are not parties to the agreements or interested persons of any such party (other than as t rustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G.	Distributor

Distribution Services . Foreside Fund Services, LLC ( the “ Distributor ”) (also known as the principal underwriter) of the shares of each Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund.  The Distributor continually distributes shares of each Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust .

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of each Fund.  With respect to certain financial intermediaries and related Fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services including to permit employees of the Adviser to serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those Intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through whom they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their intermediary.  The financial intermediaries, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.

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Distribution Plan (Investor Shares) . The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Investor Shares (which are not currently offered for sale).  The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds.  The plan is a core component of the distribution of Investor Shares.

The plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in a Fund, including, without limitation, providing assistance in connection with responding to a Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of a Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.  The plan obligates the Funds to compensate the Distributor for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees.  The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all Investor Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to a Fund’s Investor Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of a Fund’s Investor Shares.

Currently, Investor Shares are not offered for sale. Therefore, there are no dollar amounts to show for fees payable by the Funds to the Distributor, fees waived by the Distributor or its agents or actual fees received by the Distributor and its agents under the Plan.

H.	Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent and Compliance Services . Atlantic and its subsidiaries provide administration, fund accounting  and transfer agency services to the Funds. Atlantic is a subsidiary of Forum Holdings Corporation.  John Y. Keffer, a t rustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corporation, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Funds also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

As administrator, Atlantic administers the Funds’ operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian,

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transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds’ tax returns, the preparation of financial statements and related reports to the Funds shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the A dviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of the Fund.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

Atlantic Shareholder Services, LLC (the “Transfer Agent”) serves as transfer agent and distribution paying agent for the Funds. Atlantic is registered as a transfer agent with the Office of the Comptroller of the Currency. The Transfer Agent maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Table 2 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic, the amount of fees waived by Atlantic for administration services and the actual fees received by Atlantic . The data is for the past three fiscal years.

Table 3 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic for fund accounting services, the amount of fees waived by Atlantic , and the actual fees received by Atlantic . The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), a Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Funds, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”). For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Funds equal to (i) $20,000 per Adviser (allocated by assets to all Trust series for which the Adviser provides management services) and $5,000 per Fund.

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Funds or the Funds’ shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Funds against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except, with respect to clauses (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Table 4 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic for Compliance Services, the amount of the fee waived by Atlantic and the actual fees retained by Atlantic . The data is for the past three fiscal years.

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Custodian . Union Bank, N.A. (the “Custodian”) is the c ustodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments.  The Custodian may employ subcustodians to provide custody of the Funds’ domestic and foreign assets.  The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel . K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm . BBD, LLP (“BBD”) , 1835 Market Street, 26 th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for each Fund and provides audit and tax services. BBD audits the annual financial statements of each Fund and provides each Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Funds.

Portfolio Transactions

A.	How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Funds purchase or to whom the Funds sell is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected (1) if the security is traded on an exchange, through brokers who charge commissions and (2) if the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.	Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Funds as well as aggregate commissions paid to an affiliate of the Funds and the Adviser.  The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser.  The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Funds rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.  The Adviser may also utilize a broker and pay a higher commission if, for example, the

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broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.  Typically, the research will be used to service the Adviser’s accounts, and therefore the commission dollars spent for research benefit the Adviser’s clients and the Fund’s investors, although a particular client may not benefit from all the research received on each occasion.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

Table 6 in Appendix B lists each broker to whom a Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

          D.    Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Funds’ transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

          E .   Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

          F .   Other Accounts of the Adviser

Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, with required consents, one client may sell a particular security to another client.  In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

          G .  Portfolio Turnover

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

Portfolio Turnover Rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

          H .  Securities of Regular Broker-Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers.  For this purpose, regular brokers and dealers are the 10 brokers or dealers that:  (1)

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received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 7 in Appendix B lists the Fund’s regular brokers and dealer whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of each Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

In addition, from time to time, a Fund may acquire securities issued by wrap program sponsors (or the parent companies of such sponsors) of wrap programs in which the Adviser participates.

          I .    Portfolio Holdings

Portfolio holdings as of the end of the Funds’ annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Funds’ latest semi-annual report to shareholders or a copy of the Funds’ latest Form N-Q which contains the Funds’ portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Advis er may make publicly available, on at least a quarterly basis, a complete list of the Funds’ portfolio holdings and a list of the Fund’s top ten holdings (with the percentage of the Fund’s assets invested in each such top ten holding). This information is made available through the Advis er’s website and released no earlier than 10 days after quarter end.

The Funds’ nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Funds’ operations that the Funds have retained them to perform.  The Adviser to the Funds has regular and continuous access to the Funds’ portfolio holdings.  In addition, the Funds’ Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Funds’ nonpublic portfolio holdings information on an ongoing basis.  The t rustees, the Trust’s officers, and legal counsel to the Trust and to the Independent Trustees and the Funds’ independent registered public accountant may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Funds’ portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders.  Any Recipient , other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that, (1) the holdings information will be kept confidential, (2) no employee shall use the information to effect trading or for their personal benefit and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust Officer shall report to the Board at its next regular Board meeting on the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons to permit such disclosure.

No compensation is received by the Funds, nor, to the Funds’ knowledge, paid to its Adviser or any other party in

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connection with the disclosure of the Funds’ portfolio holdings.  The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings.  In addition, the Funds’ service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Funds’ portfolio holdings disclosure policy is subject to review by the Funds’ CCO who will report the results of such review at least annually to the Board.  Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the funds’ portfolio holdings disclosure policy will protect the funds against potential misuse of holdings information by individuals or firms in possession of that information.

The Adviser provides investment management for accounts of clients other than the Funds, which may result in some accounts having a composition substantially similar to that of either Fund. Notwithstanding any such similarity, the Adviser and its affiliates may provide regular information to clients and others regarding the holdings in such accounts so long as no information is provided to clients other than the Funds that identifies the actual composition of a Fund, the amount of a Fund’s assets invested in a security, or specifies the extent of any such similarities.

Purchase and Redemption Information

A.	General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange (“ NYSE ”) is closed, but under unusual circumstances, may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Funds may not be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

B.	Additional Purchase Information

Shares of the Funds are offered on a continuous basis by the Distributor.

The Funds reserve the right to refuse any purchase request.

Fund shares are normally issued for cash only.  In the Adviser’s discretion, however, the Funds may accept portfolio securities that meet the investment objective and policies of that Fund as payment for Fund shares.  The Funds will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

IRAs . All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

UGMAs/UTMAs . If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

          C.  Additional Redemption Information

You may redeem each Fund’s shares at NAV.

The Funds may redeem shares involuntarily to: (1) reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) collect any charge

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relating to transactions effected for the benefit of a shareholder which is applicable to the Funds’ shares as provided in the Prospectus.

Suspension of Right of Redemption . The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

Redemption in Kind . Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Adviser, the Funds may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination . In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service.  If no sales price is reported, the mean of the last bid and ask price is used.  If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions . Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. D istributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Taxation

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that each Fund qualifies for treatment as a regulated investment company under the law (as discussed below).  Such information is only a summary of certain key federal income considerations affecting the Funds and their respective shareholders and is in addition to the information provided in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or the tax implications to its shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code in effect on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A.	Qualification as a Regulated Investment Company

Each of the Funds intends for each taxable year to qualify for treatment as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The tax year end of the Funds is June 30 (the same as the Funds’ fiscal year end).

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Meaning of Qualification . As a regulated investment company, neither Fund will be subject to federal income tax on the portion of its investment company taxable income (that is, interest, dividends, the excess of net short-term capital gains over net long-term capital losses and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.  To continue to qualify for that treatment, each Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•
The Fund must derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in “a qualified publicly traded partnership” (“QPTP”).

•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (a) the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), (b) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify . If for any tax year a Fund does not qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify for treatment as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

          B.  Fund Distributions

Each of the Funds anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to you as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Funds’ distributions may be treated as qualified dividend income, taxable to individuals at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets) if paid on or before December 31, 2012. A distribution is treated as qualified dividend income by a shareholder to the extent that the Funds receive dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Funds’ distributions of dividends that it received from REITs generally do not constitute qualified dividend income.

Each of the Funds anticipates distributing substantially all of its net capital gain for each tax year.  These distributions generally are made only once a year, usually in December, but the Funds may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to you as long-term capital gain, regardless of how long you have held your shares.  These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

The Funds may have capital loss carryovers (unutilized capital losses from prior years).  These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short-

28

term or long-term).   Starting with the Fund’s taxable year ending June 30, 2012, capital loss carryforwards will not expire, and capital loss carryforwards from that or later years will be used before capital loss carryforwards from prior years. All capital loss carryovers are listed in the Funds’ financial statements. Any such losses may not be carried back.

D istribution s by the Funds that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. R eturn of capital distribution s reduce your tax basis of your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Each distribution by the Funds will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the relevant Fund (or of another fund).  If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When you purchase shares their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of a Fund.  A distribution of these amounts is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Funds into income in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Funds and received by you on December 31 of that year if the distribution is paid in January of the following year.

The Fund in which you invest will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Beginning in 2013, distributions from the Funds and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

          C.  Certain Tax Rules Applicable to Fund Transactions

For federal income tax purposes, when put and call options purchased by the Funds expire unexercised, the premiums paid by the Funds give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by the Funds expire unexercised, the premiums received by the Funds give rise to short-term capital gains at the time of expiration.  When the Funds exercise a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Funds.  When the Funds exercise a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Funds is exercised, the purchase price ( or the selling price in the case of a call) of the underlying security is decreased ( or increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Funds at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year.  Gains or losses realized by the Funds on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.  The Funds can elect to exempt their Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract, forward contract or other position entered into or held by the Funds in conjunction with any other position held by the Funds may constitute a “straddle” for federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Funds’ gains and losses with respect to straddle positions by requiring, among other things, that:  (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Funds have unrealized gains with respect to the other position in such straddle; (2) the Funds’ holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses

29

recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Funds if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency,  or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition also are treated as ordinary income or loss.  These gains or losses increase or decrease the amount of the Funds’ investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Funds’ net capital gain.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and that Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, that Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by that Fund to its shareholders.  A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to that Fund or to any shareholder.  A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income."  A Fund could elect to "mark-to-market" stock in a PFIC.  Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by that Fund for prior taxable years.  The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If a Fund purchases shares in a PFIC and that Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, that Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to that Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

          D.  Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of: (1) 98% of its ordinary taxable income for the calendar year; plus (2) 98 .2 % of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Funds’ income must be distributed during the next calendar year.  The Funds will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Funds: (1) reduce their capital gain net income (but not below their net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year.  The Funds will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

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Each of the Funds intends to make sufficient distributions of its taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.   A Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

          E.   Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of the Funds in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if you purchase the relevant Fund’s shares (for example, by reinvesting dividends) within 30 days before or after the redemption ( called a “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the sale, exchange or redemption of shares of the Funds will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Legislation passed by Congress in 2008 requires a Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares a Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, a Fund will use a first in, first out cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for a redemption of Fund shares may not be changed after the settlement or the redemption date of each such sale of Fund shares.  Fund shareholders should consult with their tax Advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

          F.   Backup Withholding

The Funds will be required in certain cases to withhold and remit to the U.S. Department of the Treasury 28% of distributions, and, in the case of failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Funds that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

          G.  State and Local Taxes

The tax rules of the various states of the United States and their local jurisdictions with respect to an investment in the Funds can differ from the federal income taxation rules described above.  These state and local rules are not discussed herein.  You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Funds.

          H.  Foreign Income Tax

Investment income received by the Funds from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested within various countries cannot be determined.  If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign issuers, the Funds will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the

31

amount of foreign taxes paid by the Funds.  However, there can be no assurance that the Funds will be able to do so.  Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Funds, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income taxes.  You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by that Fund in which you invest.

Other Matters

A.	The Trust and Its Shareholders

General Information . Each Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995.  On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s Trust Instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate s tatements of a dditional i nformation.

Shareholder Voting and Other Rights . Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights.  Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law.  Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds or (2) the Board determine s that the matter affects more than one fund and all affected funds must vote.  The t rustees may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more t rustees.

Termination or Reorganization of Trust or Its Series . The Board may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the t rust i nstrument, the t rustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the t rust i nstrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

          B.  Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of

32

the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

As of October 5, 2011, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund s .

As of October 5, 2011, certain shareholders of record owned 5% or more of the shares of the Funds.  Shareholders known by the Funds to own beneficially 5% or more of the shares of the Funds are listed in Table 8 in Appendix B.

As of October 5, 2011, no person owned 25% or more of the shares of the Funds or may be deemed to control the Funds.

          C.  Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust’s t rust i nstrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s t rust i nstrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund. The t rust i nstrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and a fund is unable to meet its obligations.

The t rust i nstrument provides that the t rustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the t rust i nstrument provides that the t rustees shall not be liable for any conduct or omission in his capacity as t rustee, provided that a t rustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          D.  Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and the Adviser, respectively, are included in Appendix C.  Information regarding how a Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 206-8610 and (2) on the SEC’s website at http://www.sec.gov.

          E.   Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between a Fund and personnel of the Trust and the Adviser . The codes permit such personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain limitations.

          F.   Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

          G.  Financial Statements

The Funds’ Financial Statements and Financial Highlights for the Funds’ fiscal year ended June 30, 2011, are incorporated by reference into this SAI from the Funds’ Annual Report to shareholders. The Financial Statements and Financial Highlights for the fiscal year ended June 30, 2011, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

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Appendix A - Description o f Securities Ratings

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the

“writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings:

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D –Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B - Miscellaneous Tables

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees paid to the Adviser with respect to the Funds, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.  The data is for the past three fiscal years.

Golden Large Cap Core Fund	Advisory Fees	Advisory Fees Waived	Advisory Fee Received
Year Ended June 30, 2011	$1,158,440	$5,501	$1,152,939
Year Ended June 30, 2010	$1,230,433	$5,725	$1,224,708
Year Ended June 30, 2009	$943,649	$5,277	$938,372

Golden Small Cap Core Fund	Advisory Fees	Advisory Fees Waived	Advisory Fees Received
Year Ended June 30, 2011	$933,706	$3,083	$930,623
Year Ended June 30, 2010	$1,376,034	$4,157	$1,371,877
Year Ended June 30, 2009	$1,706,882	$6,011	$1,700,871

Table 2 – Administration Fees

The following table shows the dollar amount of fees paid by the Adviser under the Advisory Agreement to Atlantic with respect to the Funds, the amount of fee that was waived by Atlantic, if any, and the actual fees received by Atlantic. The data is for the past three fiscal years.

Golden Large Cap Core Fund	Administration Fees	Administration Fees Waived	Administration Fees Received
Year Ended June 30, 2011	$182,900	$0	$182,900
Year Ended June 30, 2010	$170,847	$0	$170,847
Year Ended June 30, 2009	$134,840	$0	$134,840

Golden Small Cap Core Fund	Administration Fees	Administration Fees Waived	Administration Fees Received
Year Ended June 30, 2011	$91,086	$0	$91,086
Year Ended June 30, 2010	$121,550	$0	$121,550
Year Ended June 30, 2009	$152,746	$0	$152,746

Table 3 – Accounting Fees

The following table shows the dollar amount of fees paid by the Adviser under the Advisory Agreement to Atlantic with respect to the Funds, the amount of fee that was waived by Atlantic , if any, and the actual fees received by Atlantic . The data is for the past three fiscal years.

Golden Large Cap Core Fund	Accounting Fees	Accounting Fees Waived	Accounting Fees Received
Year Ended June 30, 2011	$0	$0	$0
Year Ended June 30, 2010	$0	$0	$0
Year Ended June 30, 2009	$0	$0	$0

Golden Small Cap Core Fund	Accounting Fees	Accounting Fees Waived	Accounting Fees Received
Year Ended June 30, 2011	$0	$0	$0
Year Ended June 30, 2010	$0	$0	$0
Year Ended June 30, 2009	$0	$0	$0

Table 4 – Compliance Fees

The following tables show the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic for Compliance Services, the amount of the fee waived by Atlantic and the actual fees retained by Atlantic . The data is for the past three fiscal years.

Golden Large Cap Core Fund	Compliance Fees	Compliance Fees Waived	Compliance Fees Received
Year Ended June 30, 2011	$22,842	$4,472	$18,370
Year Ended June 30, 2010	$35,729	$19,039	$16,690
Year Ended June 30, 2009	$29,124	$5,618	$23,506

Golden Small Cap Core Fund	Compliance Fees	Compliance Fees Waived	Compliance Fees Received
Year Ended June 30, 2011	$14,575	$2,945	$11,630
Year Ended June 30, 2010	$26,858	$13,548	$13,310
Year Ended June 30, 2009	$31,799	$4,752	$27,047

Table 5 – Commissions

The following table shows the aggregate brokerage commissions of the Funds.  The data is for the past three fiscal years.

Golden Large Cap Core Fund	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advis er/ Sub-Advis er or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advis er/ Sub-Advis er or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advis er/ Sub-Advis er or Distributor
Year Ended June 30, 2011	$200,810	$0	0%	0%
Year Ended June 30, 2010	$166,889	$0	0%	0%
Year Ended June 30, 2009	$163,180	$0	0%	0%

Golden Small Cap Core Fund	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advis er/ Sub-Advis er or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advis er/ Sub-Advis er or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advis er/ Sub-Advis er or Distributor
Year Ended June 30, 2011	$213,562	$0	0%	0%
Year Ended June 30, 2010	$302,166	$0	0%	0%
Year Ended June 30, 2009	$562,697	$0	0%	0%

Table 6 – Directed Brokerage

The following table lists each broker to whom the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the last fiscal year .

Golden Large Cap Core Fund	Broker	Amount Directed	Amount of Commissions Generated
Year Ended June 30, 2011	BNY ConvergEx Credit Suisse Cantor Instinet ITG. Jefferies & Co Sanford Bernstein	$37,076,604 $15,248,954 $25,433,222 $43,640,575 $73,303,512 $35,386,362 $6,034,004	$26,170 $13,223 $14,287 $28,600 $85,224 $28,008 $5,298

Golden Small Cap Core Fund	Broker	Amount Directed	Amount of Commissions Generated
Year Ended June 30, 2011	BNY ConvergEx Credit Suisse Cantor Instinet ITG. Jefferies & Co Sanford Bernstein	$82,478,534 $13,160,406 $15,765,317 $10,127,565 $17,781,024 $27,050,827 $6,659,973	$85,715 $17,619 $22,024 $17,356 $25,521 $37,547 $7,780

Table 7 – Securities of Regular Brokers or Dealers

The following table lists the Funds’ regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Funds’ fiscal year ended June 30, 2011.

Fund	Regular Broker or Dealer	Value of Securities Held
Golden Large Cap Core Fund	None	None
Golden Small Cap Core Fund	None	None

Table 8 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Funds; and (2) any person known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds, as of October 5, 2011.

Fund	Name and Address	Shares	% o f Fund
Golden Large Cap Core Fund	Mac & Co. Attn Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	489,342.352	6.36
Golden Small Cap Core Fund	N/A	N/A	N/A

Appendix C – PROXY VOTING PROCEDURES

FORUM FUNDS
POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004 and December 11, 2009

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A)           Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B)           Reporting. The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3. SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) General
(1)
Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)	Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1)
Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3)
Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C)           Non-Routine Matters

(1)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)           Abstention The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

Golden Capital Management Proxy Voting Policy and Procedures

Policy
Golden Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to
(a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
Lynette Alexander has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Golden Capital Management has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.  Golden Capital Management has contracted with Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies.  While ISS makes the proxy vote recommendations, Golden Capital Management retains the ultimate authority on deciding how to vote. In general, it is Golden Capital Management's policy to vote in accordance with ISS’s recommendations.

Revised 06/13/2006
1.Voting Procedures
•           All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services;
•           ISS will determine which client accounts hold the security to which the proxy relates;
•
Absent material conflict or any disagreement by Golden Capital Management with the recommendation of ISS, ISS will determine how Golden Capital Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and submit the proxy in a timely and appropriate manner.

2. Disclosure
•
Golden Capital Management will provide conspicuously displayed information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Golden Capital Management voted a client’s proxies, and that clients may request a copy of these policies and procedures.

3. Client Requests for Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lynette Alexander.

•
In response to any request Lynette Alexander will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Golden Capital Management voted the client’s proxy with respect to each proposal about which client inquired.

4. Voting Guidelines
•
In the absence of specific voting guidelines from the client, Golden Capital Management will vote proxies in the best interests of its clients. Golden Capital Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Golden Capital Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
Golden Capital Management will generally vote in accordance with the guidelines and recommendations of ISS. However, in the event that Golden Capital Management disagrees with an ISS proxy voting recommendation, it may determine not to follow the ISS recommendation. In any such case, Golden Capital Management will communicate its determination to ISS and will document the rationale for its determination.

5. Conflicts of Interest
•	Golden Capital Management believes that through its reliance on the voting guidelines and recommendations of an independent third party, it is able to effectively eliminate and/or address most, if not all, conflicts of interest that may arise in connection with proxy voting on behalf of its clients.

•
Golden Capital Management will not be influenced by the financial or business interests of any control affiliate (e.g., Wachovia Corporation) in exercising its judgment in proxy voting determinations on behalf of its clients, except to the extent that any such control affiliate may be viewed as the client on a particular account.

•	Golden Capital Management will maintain a record of the voting resolution of any conflict of interest.

6. Recordkeeping

Lynette Alexander shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•           These policies and procedures and any amendments;
•           Each proxy statement that Golden Capital Management receives;
•           A record of each vote that Golden Capital Management casts;
•	Any document Golden Capital Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
•           A copy of each written request from a client for information on how Golden Capital Management voted such client’s proxies, and a copy of any written response.

PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)
Trust Instrument of Registrant as amended and restated on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(b)
By-Laws of Registrant as amended on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(c)		See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)
Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)
Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(3)
Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)
 Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 320 via EDGAR on June 30, 2011, accession number 0000315774-11-000174).

	(5)
Management Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(6)
Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

	(7)
Amended and Restated Management Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

	(8)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(9)
Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(10)
Sub-Advisory Agreement between Absolute Investment Advisers LLC and Semaphore Management LLC dated March 12, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(10) in post-effective amendment No. 250 via EDGAR on June 1, 2009, accession number 0000315774-09-000026).

	(11)
Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 326 via EDGAR on July 29, 2011, accession number 0000315774-11-000203.

	(12)
Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

	(13)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number
0000315774-11-000293).

	(14)
Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

	(15)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Pine Cobble Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 323 via EDGAR on July 29, 2011, accession number 0000315774-11-000197).

	(16)
Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

	(17)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

	(18)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(19)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(20)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(21)
Investment Advisory Agreement between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 262 via EDGAR on October 30, 2009, accession number 0000315774-09-000151).

	(22)
Advisory Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 311 via EDGAR on April 29, 2011 accession number 0000315774-11-000093).

	(23)
Investment Advisory Agreement between Registrant and Merk Investments, LLC, regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 336 via EDGAR on September 9, 2011 accession number 0000315774-11-000272).

	(24)
Subadvisory Agreement between Absolute Investment Advisers, LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 280 via EDGAR on April 30, 2010, accession number 0000315774-10-000134).

	(25)
Investment Advisory Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(26)
Investment Advisory Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number
0000315774-11-000293).

	(27)
Investment Advisory Agreement between Registrant and UCM Partners, L.P. regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 0000315774-10-000348).

	(28)
Subadvisory Agreement between Absolute Investment Advisers, LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(29)
Subadvisory Agreement between Absolute Investment Advisers, LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

(e)	(1)
Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(2)
Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)
Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

(f)		None.

(g)	(1)
Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

	(2)
Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(3)
Amended Schedule A to the Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).

(h)	(1)
Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

	(2)
Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(3)
Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(4)
Expense Limitation Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(5)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number  0000315774-11-000293).

	(6)
Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).

	(7)
Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

	(8)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incorporated by reference as Exhibit (h)(8) in post effective amendment No. 323 via EDGAR on July 29, 2011, accession number 0000315774-11-000197).

	(9)
Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 311 via EDGAR on April 29, 2011, accession number 0000315774-11-000093).

	(10)
Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 325 on July 29, 2011, accession number 0000315774-11-000201).

	(11)
Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).

	(12)
Expense Limitation Agreements between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 302 via EDGAR on February 25, 2011, (accession number 0000315774-11-000021).

	(13)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incoporated by reference as filed as Exhibit (h)(13) in post-effective amendment No 323 via EDGAR on July 29, 2011, acession number 0000315774-11-000197).

	(14)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(15)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC with respect to Institutional and A Shares (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 311 via EDGAR on April 29, 2011, accession number 0000315774-11-000093).

	(16)
Operating Services Agreement between Registrant and Merk Investments, LLC regarding Merk Currency Enhanced U.S. Equity Fund  (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 336 via EDGAR on September 9, 2011 accession number 0000315774-11-000272).

	(17)
Expense Limitation Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).

	(18)
Expense Limitation Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 294 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).

	(19)
Support for Advisory and Other Services Agreement between ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] and ICICI Prudential Asset Management Company Ltd. ] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(20)
Expense Limitation Agreement between Registrant and UCM Partners, L.P., regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 000315774-10-000348).

	(21)
Fund Accounting and Administration Services Agreement between the ICICI India Dynamic Fund, a series of the Registrant, and Jackson Fund Services, a division of Jackson National Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number  0000315774-11-000293).

	(22)
Administration and Transfer Agency Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number 0000315774-11-000293).

(i)		Opinion and consent of K&L Gates LLP is filed herewith.

(j)		Consent of BBD, LLP is filed herewith.

(k)		None

(l)
Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as  Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)
Rule 12b-1 Plan dated February 17, 2006 adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, The BeeHive Fund and Waterville Large Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

(n)	(1)
Amended and restated Rule 18f-3 Plan dated September 9, 2010 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund and Merk Asian Currency Fund, Merk Absolute Return Currency Fund, Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(1) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

(p)	(1)
Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(2)
Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(3)
Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(4)
Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(5)
Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(6)
Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number  0000315774-11-000293).

	(7)
Code of Ethics adopted by AH Lisanti Capital Growth (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(8)
Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 276 via EDGAR ion March 26, 2010, accession number 0000315774-10-000095).

	(9)
Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(10)
Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(11)
Code of Ethics adopted by Longhorn Capital Partners (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(12)
Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(13)
Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(14)
Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(15)
Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

	(16)
Code of Ethics adopted by Semaphore Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(17)
Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number  0000315774-11-000293).

	(18)
Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(19)
Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(20)
Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(21)
Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(22)
Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(23)
Code of Ethics adopted by Pine Cobble Capital, LLC is (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(24)
Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(25)
Code of Ethics adopted by Green Eagle Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(26)
Code of Ethics adopted by Kingstown Capital Management, LP  (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(27)
Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(28)
Code of Ethics adopted by Twin Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(29)
Code of Ethics adopted by Holland Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(30)
Code of Ethics adopted by Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 272 via EDGAR on February 26, 2010, accession number 0000315774-10-000052).

	(31)
Code of Ethics adopted by Utendahl Capital Management, LP (Exhibit incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(32)
Code of Ethics adopted by MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(33)
Code of Ethics adopted by ICICI Securities Holdings, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 333 via EDGAR on August 17, 2011, accession number 0000898432-11-000962).

Other Exhibits:

(A)	Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

(B)
Power of Attorney for David Tucker, Trustee of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (B) in post-effective amendment No. 339 via EDGAR on October 27, 2011, accession number  0000315774-11-000293).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)  Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and MAI Investment Advisors, LLC includes language similar to the following:

“SECTION 3. STANDARD OF CARE.

(a) The Trust shall expect, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable for error of judgment or mistake of law or for any loss incurred by the Trust or any Fund in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Merk Investments, LLC; Polaris Capital Management, Inc.; provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti Capital Growth, LLC including their business connections, which are of a substantial nature. The address of AH Lisanti Capital Growth, LLC is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President, Managing Member	AH Lisanti Capital Growth, LLC
Jeffery Bernstein	Senior Vice President	AH Lisanti Capital Growth, LLC
Karl Dimlich	Senior Vice President	AH Lisanti Capital Growth, LLC
Will Krause	Vice President	AH Lisanti Capital Growth, LLC

(b)	Beck, Mack & Oliver LLC

The following chart reflects the directors and officers of Beck Mack & Oliver, including their business connections of a substantial nature. The address of BM&O is 360 Madison Ave., New York, NY 10017.

Name	Title	Business Connection
Peter A. Vlachos	Manager Director	BM&O
David E. Rappa	Member	BM&O
Zoe A. Vlachos	Chief Compliance Officer	BM&O
Robert C. Beck	Senior Member	BM&O, Enstar Group, Camden National
Gerald M. Sedam, II	Member	BM&O, Somerset Bank
Robert J. Campbell	Member	BM&O
Walter K. Giles	Member	BM&O
Lyman Delano	Member	BM&O
Zachary A. Wydra	Member	BM&O

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5285 Meadows Road, Suite 333, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
J. Jeffrey Auxier	Chief Executive Officer	Auxier
Lillian Widolff	Chief Compliance Officer	Auxier

(d)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent
Thomas F. O’Neil	Vice President and Secretary	D.F. Dent
Linda W. McCleary	Vice President	D.F. Dent
Matt F. Dent	Vice President	D.F. Dent
Michael M. Morrill	Vice President	D.F. Dent
Gary D. Mitchell	Vice President	D.F. Dent

(e)	Golden Capital Management, LLC

The following chart reflects the officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 400, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg W. Golden	Chief Executive Officer and President	Golden Capital Management
Jeff C. Moser	Chief Operating Officer	Golden Capital Management
Jonathan W. Cangalosi	Managing Director of Sales and Client Service	Golden Capital Management
Lynette W. Alexander	Managing Director of Operations	Golden Capital Management
Robert B. Carroll	General Counsel and Chief Compliance Officer	Golden Capital Management
Fred H. Karimian	Director of Quantitative Research	Golden Capital Management

(f)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Chief Compliance Officer	H.M. Payson & Co.
Thomas M. Pierce	Managing Director	H.M. Payson & Co.
Peter E. Robbins	Managing Director, Chief Executive Officer, Chief Investment Officer	H.M. Payson & Co.
John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.
Teresa M. Esposito	Managing Director, Chief Operations Officer, Chief Financial Officer	H.M. Payson & Co.
John C. Knox	Managing Director	H.M. Payson & Co.
Michael R. Currie	Managing Director, President	H.M. Payson & Co.
William N. Weickert	Managing Director, Director of Research & Secretary	H.M. Payson & Co.
John S. Beliveau	Managing Director	H.M. Payson & Co.
Joel S. Harris	Managing Director	H.M. Payson & Co.
David R. Hines	Managing Director	H.M. Payson & Co.

(g)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King
John R. Servis	Director Owner, Commercial Real Estate	King, John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024
Pat H. Swanson	Chief Compliance Officer	King
Jane D. Lightfoot	Secretary/Treasurer	King

(h)	Polaris Capital Management, LLC.

The following chart reflects the directors and officers of Polaris Capital Management, LLC., including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris Capital Management, LLC
Sumanta Biswas	Vice President & Assistant Portfolio Manager	Polaris Capital Management, LLC
Kathy Jacobs	Vice President, Corporate Secretary	Polaris Capital Management, LLC
Lorroine Horn	Director	Polaris Capital Management, LLC
Christopher K. McLeod	Director	Polaris Capital Management, LLC
	President & CEO	454 Life Sciences, a Roche Company 15 Commercial St., Branford, CT 06405

(i)	Pine Cobble Capital, LLC

The following chart reflects the directors and officers of Pine Cobble Capital, LLC (“Pine Cobble”), including their business connections, which are a substantial nature.  The address of Pine Cobble is 60 William Street, Suite 140, Wellesley, Massachusetts 02481, and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Robert A. Nicholson	Managing Member	Pine Cobble
Zev D. Nijensohn	Managing Member	Pine Cobble
Kurt P. Dahlgren	Chief Financial Officer & Chief Compliance Officer	Pine Cobble

(j)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 18 Shipyard Dr., Suite 3C, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Managing Principal, General Counsel and Chief Compliance Officer	Absolute
Brian D. Hlidek	Managing Principal	Absolute
James P. Compson	Managing Principal and Portfolio Manager	Absolute
Christian E. Aymond	Managing Principal	Absolute
Christopher A. Ward	Principal	Absolute

(k)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner	AJO
Martha E. Ortiz	Principal; Limited Partner	AJO
Kevin M. Johnson	Principal; Limited Partner	AJO
Paul E. Dodge	Principal; Limited Partner	AJO
Stefani Cranston	Principal; Limited Partner	AJO
Gina Maria N. Moore	Principal; Limited Partner	AJO
Stuart P. Kaye	Principal; Limited Partner	AJO.Prior to joining AJO in 2008, Mr. Kaye was head of research in the U.S. Structured Products Group at Invesco.
Gregory J. Rogers	Principal; Limited Partner	AJO
Aronson+Johnson+Ortiz, LLC	General Partner	AJO
Joseph F. Dietrick	Principal; Limited Partner; Chief Compliance Officer	AJO
Douglas D. Dixon	Principal; Limited Partner	AJO
R. Brian Wenzinger	Principal; Limited Partner	AJO
Christopher J. Whitehead	Principal; Limited Partner	AJO

(l)	Longhorn Capital Partners, L.P.

The following chart reflects the directors and officers of Longhorn Capital Partners, L.P., including their business connections, which are of a substantial nature. The address of Longhorn Capital Partners, L.P. is 1445 Ross Avenue, Suite 5000, Dallas, Texas 75202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Kristopher N. Kristynik	Principal and Chief Investment Officer	Longhorn
Philip M. Eckian	Principal and Co-Portfolio Manager	Longhorn
Britton L. Brown	Chief Financial Officer and Chief Compliance Officer	Longhorn

(m)	St. James Investment Company, LLC

The following chart reflects the directors and officers of St. James, including their business connections, which are of a substantial nature. The address of St. James is 2716 Fairmount Street, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Brian C. Mark	Member	St. James
Robert J. Mark	Managing Member, Chief Compliance Officer	St. James
Lawrence J. Redell	Member	St. James
William R. Sachs	Member	St. James

(n)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon
Steven Bregman	Director; President & Chief Operations Officer	Horizon
Mark Wszolek	Chief Compliance Officer	Horizon
Peter Doyle	Director; Vice President;	Horizon
Thomas C. Ewing	Director	Horizon
Andrew M. Fishman	Chief Compliance Officer; General Counsel & Secretary	Horizon
John Meditz	Vice Chairman; Director	Horizon
Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(o)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 865 Figueroa Street, Los Angeles, California 90017 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer	MetWest
David B. Lippman	Chief Executive Officer	MetWest
Laird R. Landmann	President	MetWest
Scott B. Dubchansky	Managing Director	MetWest
Bryan Whalen	Managing Director	MetWest
Mitchell Flack	Managing Director	MetWest
Stephen M. Kane	Generalist Portfolio Manager	MetWest
Joseph D. Hattesohl	Chief Financial Officer	MetWest
Anthony C. Scibelli	Director of Marketing	MetWest
Patrick A. Moore	Director of Client Service	MetWest
Keith T. Kirk	Chief Compliance Officer	MetWest
George Ristic	Chief Technology Officer	MetWest
Cal Rivelle	Chief Operating Officer	MetWest
MWAM Holdings, LLC	Member	MetWest

(p)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI
Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI
George M. Douglas	Vice President; Chief Investment Officer	SSI
Syed F. Mehdi	CCO; Vice President; Human Resources	SSI

(q)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN
James D. Drake	Controller; Chief Compliance Officer	TWIN
Christopher Erfort	Senior Vice President, Portfolio Management	TWIN
James Hough	Senior Vice President, Quantitative Systems	TWIN

(r)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman
Ronald W. Ball	Senior Vice President	Yacktman
Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman
Jason Subotky	Vice President	Yacktman
Russell Wilkins	Vice President	Yacktman
Kent Arnett	Vice President & Chief Compliance Officer

(s)	Kovitz Investment Group, LLC

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz
Jonathan A. Shapiro	Chief Financial Officer	Kovitz
Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz
Bruce A. Weininger	Vice President	Kovitz
Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz
Edward W. Edens	Director-Client Services	Kovitz
Richard P. Salerno	Director-Fixed Income	Kovitz

(t)	Mohican Financial Management, LLC
The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican
Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(u)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Street #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk Investments LLC; World Fliers Ltd., Director
Hanna Tikkanen Merk	Vice President	Merk Investments LLC
Kimberly Schuster	Director of Finance	Merk Investments LLC
Deborah Goldberg	Chief Compliance Officer	Merk Investments LLC

(v)	Spears Abacus Advisors LLC

The following chart reflects the managers and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer and Manager	Spears Abacus; Spears, Grisanti & Brown, 2001-2006
Robert M. Raich	President and Manager	Spears Abacus
Frank A. Weil	Manager	Spears Abacus
Stephen H. Frank	Principal	Spears Abacus

(w)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.
Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(x)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC
Scott Madden	COO	Madden Asset Management, LLC

(y)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP
Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(z)	Semaphore Management LLC

The following chart reflects the directors and officers of Semaphore Management LLC, including their business connections, which are of a substantial nature. The address of Semaphore Management LLC is 320 Park Avenue, 10th Floor, New York, New York 10022 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Paul J. Carpenter	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Hoyt Ammidon, III	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Robert C. Penberth	Chief Financial Officer and Chief Compliance	Semaphore Management LLC

(aa)	Holland Capital Management LLC

The following chart reflects the directors and officers of Holland Capital Management LLC, including their business connections, which are of a substantial nature.  The address of Holland Capital Management LLC is One North Wacker Drive, Suite 700, Chicago, Illinois, 60606 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Louis A. Holland	Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.
Monica L. Walker, CPA	President, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus, CFA	Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain	Chief Compliance Officer	None

(bb)	Waterville Capital, LLC

The following chart reflects the directors and officers of Waterville Capital, LLC, including their business connections, which are of a substantial nature.  The address of Waterville Capital, LLC, is Radnor Court, Suite 140, 259 Radnor-Chester Road, Radnor, PA 19087 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Other Business Connection
F. Sean Bonner	Managing Member	None
Joseph Delaney	Managing Member, Chief Compliance Officer	None

(cc)	UCM Partners, L.P.

The following chart reflects the directors and officers of UCM Partners, L.P., including their business connections, which are of a substantial nature.  The address of UCM Partners, L.P. is 52 Vanderbilt Avenue, Suite 401, New York, NY 10017 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Gregory Parsons	Chief Executive Officer	UCM Partners, L.P.
	Managing Member (2007-2008)	CP Capital Partners
Thomas Mandel	Senior Managing Director	UCM Partners, L.P.
Jay Menozzi	Chief Investment Officer	UCM Partners, L.P.

(dd)	MAI Wealth Advisors, LLC

The following chart reflects the directors and officers of MAI Wealth Advisors, LLC, including their business connections, which are of a substantial nature.  The address of MAI Wealth Advisors, LLC 1360 E. Ninth Street, Suite 1100, Cleveland, OH  44114 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Richard J. Buoncore	Managing Partner	MAI Wealth Advisors, LLC
	Director	United Community Financial Corp.
	Trustee	Fordham University
Gerald H. Gray	Chief Investment Officer	MAI Wealth Advisors, LLC
Mark H. Summers	Chief Operating Officer	MAI Wealth Advisors, LLC
Thomas J. Bartos	Chief Compliance Officer	MAI Wealth Advisors, LLC
Kenneth W. Ostrowski	Managing Director	MAI Wealth Advisors, LLC
Mark J. Castell	Managing Director	MAI Wealth Advisors, LLC
Lu Anne Morrison	Managing Director	MAI Wealth Advisors, LLC
John G. Palguta	Managing Director	MAI Wealth Advisors, LLC
Roberta J. Lemmo	Managing Director	MAI Wealth Advisors, LLC
James D. Kacic	Chief Financial Officer	MAI Wealth Advisors, LLC

(ee)	ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors]

The following chart reflects the directors and officers of ICICI Securities Holdings Inc. including their business connections, which are of a substantial nature.  The address of ICICI Securities Holdings Inc. 500 5th Avenue, Suite 2810, New York, NY  10010 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Gopakumar Puthenveettil	Director	ICICI Securities Holdings Inc., President and Director ICICI Securities Inc., New York
Pramod Rao	Director	ICICI Securities Holdings Inc. , General Counsel - ICICI Bank
Sriram H. Iyer	Director	ICICI Securities Holdings Inc., President and Chief Executive Officer ICICI Bank Canada
Ashish Kakkar	Director	ICICI Securities Holdings Inc., Senior Vice President ICICI Prudential Asset Management Company Ltd.
Raghav Iyengar	Director	ICICI Securities Holdings Inc., Executive Vice President ICICI Prudential Asset Management Company Ltd.
Krishna Prasad Tumuluri	President and CEO	ICICI Securities Holdings Inc.
Saurabh Gangrade	Chief Compliance Officer	ICICI Securities Holdings Inc.

Item 32(a)	Foreside Fund Services, LLC, Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AdvisorShares Trust
2.	American Beacon Funds
3.	American Beacon Mileage Funds
4.	American Beacon Select Funds
5.	Bennett Group of Funds
6.	Bridgeway Funds, Inc.
7.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
8.	Central Park Group Multi-Event Fund
9.	Century Capital Management Trust
10.	del Rey Global Investors Funds
11.	Direxion Shares ETF Trust
12.	DundeeWealth Funds
13.	FlexShares Trust
14.	FocusShares Trust
15.	Forum Funds
16.	FQF Trust
17.	Henderson Global Funds
18.	Ironwood Institutional Multi-Strategy Fund LLC
19.	Ironwood Multi-Strategy Fund LLC
20.	Javelin Exchange-Traded Trust
21.	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
22.	Nomura Partners Funds, Inc.
23.	PMC Funds, Series of Trust for Professional Managers
24.	Precidian ETFs Trust
25.	RevenueShares ETF Trust
26.	Sound Shore Fund, Inc.
27.	Turner Funds
28.	Wintergreen Fund, Inc.

Item 32(b)	The following are officers and directors of Foreside Fund Services, LLC, the Registrant’s underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Director of Compliance	None

Item 32(c)                      Not applicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on October   27, 2011.

Forum Funds

/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on  October   27, 2011.

(a)	Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*
David Tucker, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

(i)	Opinion and consent of K&L Gates LLP is filed herewith.
(j)	Consent of BBD, LLP is filed herewith.